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                                                                      EXHIBIT 32

                           SECTION 1350 CERTIFICATIONS

     In connection with the Quarterly Report of Airxcel, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission and to which this Certification is an exhibit (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the periods reflected therein.

Date: 8-12-03

By: /s/ Melvin L. Adams
    -----------------------------
Melvin L. Adams
President and Chief Executive Officer

Date: 8-12-03

By: /s/  Richard L. Schreck
    ----------------------------------------
Richard L. Schreck
Secretary/Treasurer and Chief Financial Officer

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